(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/X/ Preliminary Proxy Statement
/  / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                 Limited Term Tax-Exempt Bond Fund of America
               (Name of Registrant as Specified In Its Charter)
                               Julie F. Williams
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
              333 South Hope Street, Los Angeles, California  90071

Fellow Shareholders:

We are writing to inform you of the upcoming meeting of the shareholders of Limited Term Tax-Exempt Bond Fund of America (the "Fund") to be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, December 1, 1999 at 11:00 a.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF TRUSTEES OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

At the Meeting, you will be asked to vote on:

1. The election of a Board of 10 Trustees (Proposal 1).

2. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 2).

3. The ratification of the selection, by the Board of Trustees, of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year 2000 (Proposal 3).

4. Any other business that may come before the Meeting (we are not currently aware of any other items to be considered).

Some key points about Proposal 2 are described below. The proposal is described in more detail in the full text of the Proxy statement which you should read before you vote.

ABOUT PROPOSAL 2:

 Because the Fund was formed a number of years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In one case a restriction, although described as "fundamental" because it requires shareholder approval to modify, was originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the restrictions should be eliminated to reflect current standards. You may vote for any or all of the changes that are the subject of Proposal 2 by so indicating on your Proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS.

 We are sure that you, like most people, lead a busy life and are tempted to put this Proxy aside for another day. Please don't delay. When shareholders do not return their Proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

 PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY
INSERT.   Please be sure to sign and return each Proxy card regardless of how many you receive.

 If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.

Sincerely,
Paul G. Haaga, Jr.                Abner D. Goldstine
Chairman of the Board             President

                 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                                  ________
                       NOTICE OF MEETING OF SHAREHOLDERS
                              DECEMBER 1, 1999
                                  ________

TO THE SHAREHOLDERS OF
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA:

 A Meeting of Shareholders of Limited Term Tax-Exempt Bond Fund of America (the "Fund") will be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, December 1, 1999 at 11:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) election of a Board of 10 Trustees;

 (2) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

 (3) ratification of the selection of PricewaterhouseCoopers LLP as the independent accountant for the Fund for the fiscal year 2000; and

 (4) such other matters as may properly come before the meeting.

 You are entitled to vote if you held shares of the Fund at the close of business on September 3, 1999.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    By order of the Board of Trustees,
    JULIE F. WILLIAMS
    SECRETARY
October 12, 1999

                                    IMPORTANT

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO WE HAVE A QUORUM AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                    ________
                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                               DECEMBER 1, 1999
                                    ________

 The enclosed Proxy is solicited by the Board of Trustees of the Fund in connection with the Meeting of Shareholders to be held on Wednesday, December 1, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if you specify how to vote on any proposal, the Proxy will be voted accordingly. Unless you specify otherwise, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about October 12, 1999.

 At the close of business on September 3, 1999, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 19,117,262 shares of beneficial interest, the only authorized class of voting securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

 With respect to the election of Trustees (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all Shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding Shares are present or represented by proxy, or (b) more than 50% of all outstanding Shares on the record date. The vote required to approve Item 3 is the affirmative vote of a majority of the Shares present or represented by Proxy.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the Trustees nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1. ELECTION OF TRUSTEES

 Ten Trustees are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because meetings of shareholders will not be held each year, the Trustees' terms will be indefinite in length. All of the nominees for Trustee except Richard G. Capen, Jr., Don R. Conlan, Diane C. Creel, Leonard R. Fuller and Frank M. Sanchez were elected by the sole shareholder, Capital Research and Management Company, at the Special Meeting of on September 23, 1993. Diane C. Creel and Leonard R. Fuller was elected by the Trustees on September 22, 1994; Don R. Conlan was elected by Trustees effective December 16, 1996. Richard G. Capen, Jr. and Frank M. Sanchez have been nominated by the Trustees. Herbert Hoover III, a Trustee since 1993, has reached the Fund's retirement age and is not seeking re-election.

 Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated Trustees for such other nominee as the present Trustees may recommend. The table below sets forth certain information regarding the nominees.

NAME OF NOMINEE             CURRENT               YEAR         MEMBERSHIPS ON         SHARES OF THE FUND
(POSITION WITH FUND)        PRINCIPAL             FIRST        BOARD OF OTHER         BENEFICIALLY OWNED,
AND AGE                     OCCUPATION AND        ELECTED      REGISTERED             DIRECTLY OR
                            PRINCIPAL             A            INVESTMENT             INDIRECTLY, AT
                            EMPLOYMENT            TRUSTEE      COMPANIES AND          SEPTEMBER 3, 1999
                            DURING PAST                        PUBLICLY HELD
                            FIVE YEARS #                       COMPANIES

                                                                                      FUND           THE
                                                                                                     AMERICAN
                                                                                                     FUNDS
                                                                                                     GROUP

Richard G. Capen, Jr.       Corporate             Nominee      The American           69             33,293
(Nominee)                   Director and                       Funds Group:
63                          author; former                     (Director/Trustee
                            United States                      - 5 other funds)
                            Ambassador to
                            Spain; former
                            Vice Chairman
                            of the Board,
                            Knight Ridder,
                            Inc.; former
                            Chairman and
                            Publisher, The
                            Miami Herald

H. Frederick Christie       Private               1993         The American           2,761          382,629
(Trustee)                   investor.                          Funds Group:
66                          Former                             (Director/Trustee
                            President and                      - 18 other funds)
                            Chief Executive                    The American
                            Officer, the                       Variable Insurance
                            Mission Group                      Series
                            (non-utility
                            holding company,
                            subsidiary of
                            Southern
                            California
                            Edison Company)

Don R. Conlan *             President             1996         The American           323,784        1,733,463+
(Trustee)                   (retired), The                     Funds Group:
63                          Capital Group                      (Director/Trustee
                            Companies, Inc.                    - 11 other funds)

Diane C. Creel              CEO and               1994         The American           69             2,774
(Trustee)                   President, The                     Funds Group:
50                          Earth                              (Director/Trustee
                            Technology                         - 11 other funds)
                            Corporation                        Allegheny Teledyne
                            (international                     Incorporated
                            consulting                         B. F. Goodrich
                            engineering)

Martin Fenton               Chairman,             1993         The American           344            28,754
(Trustee)                   Senior Resource                    Funds Group:
64                          Group, LLC                         (Director/Trustee
                            (development                       - 13 other funds)
                            and management of senior           The American Variable Insurance
                            living                             Series
                            communities)                       Raintree Healthcare
                                                               Corporation

Leonard R. Fuller           President,            1994         The American           69             6,408
(Director)                  Fuller                             Funds Group:
52                          Consulting                         (Director/Trustee - 11 other
                            (financial                         funds)
                            management                         The American
                            consulting                         Variable
                            firm)                              Insurance Series

Abner D. Goldstine*         Senior Vice           1993         The American           2,759          2,805,762+
(President and              President and                      Funds Group:
Trustee)                    Director,                          (Director/Trustee
69                          Capital                            - 11 other funds)
                            Research and
                            Management
                            Company

Paul G. Haaga, Jr. *        Executive Vice        1993         The American           11,114         463,067+
(Chairman of the            President and                      Funds Group:
Board) 50                   Director, Capital                  (Director/Trustee - 13 other funds)
                            Research and
                            Management
                            Company

Richard G. Newman           Chairman,             1993         The American           2,226          43,471
(Trustee)                   President and                      Funds Group:
64                          CEO, AECOM                         (Director/Trustee
                            Technology                         - 12 other funds)
                            Corporation
                            (architectural
                            engineering)

Frank M. Sanchez            Principal, The        Nominee      The American           138            8,838
(Nominee)                   Sanchez Family                     Funds Group:
55                          Corporation dba                    (Director/Trustee
                            McDonald's                         - 2 other funds)
                            Restaurants
                            (McDonald's
                            licensee)


_____________
#   Corporate positions, in some instances, may have changed during this period.

* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+  Includes Shares beneficially held under a master retirement plan.

Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (I) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 The Fund has an Audit Committee composed of Diane C. Creel, Martin Fenton and Richard G. Newman. The Committee's functions includes such specific matters as recommending the independent accountant to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

 The Fund has a Nominating Committee composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the Board of Trustees nominees for election as Trustees of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

 The Fund has a Contracts Committee composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Trustees on these matters.

 Each Trustee is paid a fee of $900 per annum plus $200 for each Board of Trustees meeting attended and $200 for each meeting attended as a member of a committee of the Board of Trustees.

 There were four Board of Trustees two Audit Committee, one Nominating Committee and one Contracts Committee meetings during the year ended July 31, 1999. All incumbent Trustees attended at least 75% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its Trustees other than Trustees' fees, which are paid to those Trustees who are unaffiliated with the Investment Adviser as described below.

TRUSTEE COMPENSATION

TRUSTEE OR NOMINEE               AGGREGATE             TOTAL COMPENSATION               TOTAL NUMBER OF
                                 COMPENSATION          (INCLUDING VOLUNTARILY           FUND BOARDS ON
                                 (INCLUDING            DEFERRED COMPENSATION)           WHICH TRUSTEE
                                 VOLUNTARILY           FROM ALL FUNDS MANAGED BY        SERVES /2/
                                 DEFERRED              CAPITAL RESEARCH AND
                                 COMPENSATION          MANAGEMENT COMPANY DURING
                                 /1/) FROM THE         THE FISCAL YEAR ENDED
                                 FUND DURING           7/31/99
                                 FISCAL YEAR
                                 ENDED 7/31/99

Richard G. Capen, Jr.            none /3/              $42,700                          5
H. Frederick Christie            $2,500/4/             203,600                          19
Don R. Conlan                    none/5/               none/5/                          12
Diane C. Creel                   2,500/4/              48,000                           12
Martin Fenton                    2,900/4/              130,600                          15
Leonard R. Fuller                2,500/4/              51,600                           13
Abner D. Goldstine               none/5/               none/5/                          12
Paul G. Haaga, Jr.               none/5/               none/5/                          14
Richard G. Newman                4,150/4/              107,100                          13
Frank M. Sanchez                 none/3/               none/3/                          3


1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

2 Includes funds managed by Capital Research and Management Company and affiliates.

3 Richard G. Capen, Jr. and Frank M. Sanchez have been nominated as Trustees of the Fund and had not received any remuneration from the Fund as of its 7/31/99 fiscal year end.

4 Since the deferred compensation plan's adoption in 1994, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($6,175), Martin Fenton ($9,544), Leonard R. Fuller ($3,531) and Richard G. Newman ($24,505).

5 Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.
                           OTHER EXECUTIVE OFFICERS

Name                                                                                     Officer
(Position with Fund)                                                                     Continuously
and Age                           Principal Occupation /1/                               Since /2/
Neil L. Langberg                  Vice President - Investment Management                 1993
(Senior Vice President)           Group,
46                                Capital Research and Management Company

 Mark R. Macdonald                Vice President - Investment Management                 1996
(Senior Vice President)           Group,
40                                Capital Research and Management Company

Michael J. Downer                 Senior Vice President - Fund Business                  1994
(Vice President)                  Management Group,
44                                Capital Research and Management Company

Brenda W. Ellerin                 Vice President, Capital Research Company               1997
(Vice President)
36

Julie F. Williams                 Vice President - Fund Business Management              1993
(Secretary)                       Group,
51                                Capital Research and Management Company

Anthony W. Hynes, Jr.             Vice President - Fund Business Management              1993
(Treasurer)                       Group,
36                                Capital Research and Management Company



/1/ The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

/2/ Officers hold office until their respective successors are elected, or until they resign or are removed.

 No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All Trustees and officers as a group owned beneficially fewer than 1% of the Shares outstanding on September 3, 1999.

2. APPROVAL OF THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

 Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions ought to be revised, eliminated or reclassified as non-fundamental.

 The Board of Trustees, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that two should be eliminated.

 The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

 IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF
YOUR FUND, WHICH REMAINS UNCHANGED.   MOREOVER, THE BOARD DOES NOT ANTICIPATE
THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

 The text of each of the Fund's fundamental restrictions which is proposed to be eliminated is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 2. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

RESTRICTIONS PROPOSED TO BE ELIMINATED

 Neither of the following investment restrictions is required under the 1940 Act. Many were originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of Fund management to manage the Fund's assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Further explanations pertaining to specific restrictions are set forth below.

2A. PLEDGING ASSETS

 In certain circumstances this restriction could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limits would remain unchanged.

CURRENT TEXT

[The Fund may not...] pledge or hypothecate assets in excess of one-third of the Fund's total assets.

2B. OIL, GAS OR MINERAL EXPLORATION

 At one time, certain state regulators felt it appropriate to limit investments in oil and gas partnerships as a means to protect investors from speculative investments and to reduce overall portfolio risk. Industry practice has been to manage these risks through prudent investment practices and explicit diversification and concentration policies.

 CURRENT TEXT

[The Fund may not...] invest in oil, gas, or other mineral exploration or development programs or leases.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

3. RATIFICATION OF THE SELECTION BY THE BOARD OF TRUSTEES OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT

Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of the Trustees who are not "interested persons"of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent accountant since the Fund's inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that PricewaterhouseCoopers LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment at any time without any penalty. No representative of PricewaterhouseCoopers LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP

                                 OTHER MATTERS

Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of federal and state laws and regulations, including rule 14a-8 under the Securities Exchange Act of 1934.

Under the laws of Massachusetts, where the Fund is organized, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed Proxy is solicited by and on behalf of the Board of Trustees of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and Trustees of the Fund, who will receive no extra compensation for their services, may solicit by
telephone, telegram or personally.   WE URGE ALL SHAREHOLDERS TO MARK, DATE,
SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

By Order of the Board of Trustees

JULIE F. WILLIAMS
Secretary

October 12, 1999

PROXY CARD       LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA      PROXY CARD

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
          FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, December 1, 1999 at 11:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

 CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.  Election of Trustees:                                            FOR ALL        WITHHOLD      FOR ALL
                                                                                    ALL           EXCEPT

01  Richard G. Capen, Jr.           06  Leonard R. Fuller

02  H. Frederick Christie           07  Abner D. Goldstine           []             []            []

03  Don R. Conlan                   08  Paul G. Haaga, Jr.

04  Diane C. Creel                  09  Richard G. Newman

05  Martin Fenton                   10  Frank M. Sanchez


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                                        FOR        AGAINST      ABSTAIN

2. Approval of the proposed changes to the Fund's investment restrictions:

  2A.  Eliminate restriction on pledging assets                         []         []           []

  2B.  Eliminate restriction regarding oil, gas or mineral              []         []           []
exploration



3.  Ratification of selection of PricewaterhouseCoopers LLP             []         []           []
as independent accountant:


In their discretion, upon other matters as may properly come before the meeting.
                                   IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THIS PROXY.